______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) October 27, 1997



        CWABS, Inc. Asset-Backed Certificates, Series 1997-3
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                 333-11095          13-3969868
----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)


4500 Park Granada
Calabasas, California                                     91302
----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (818) 225-3240
                                                     ----- --------
_____________________________________________________________________________

Item 5.   Other Events.
----      ------------

     On the October 27, 1997 Distribution Date, The Bank of New York, as trustee (the "Series 1997-3 Trustee") of CWABS, Inc. Asset-Backed Certificate Trust 1997-3 (the "Series 1997-3 Trust"), distributed to holders (the "Series 1997-3 Certificateholders") of the Series 1997-3 Trust's Asset-Backed Certificates, interest and principal totalling $3,704,951.58, pursuant to a Pooling and Servicing Agreement dated as of September 12, 1997 (the "Pooling and Servicing Agreement") by and among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as seller and master servicer, and the Series 1997-3 Trustee. All capitalized terms not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Series 1997-3 Trustee distributed statements, which are annexed hereto as Exhibit 1, to the Series 1997-3 Certificateholders.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1. CWABS, Inc. Asset Backed Certificates, Series 1997-3, Statement to Certificateholders dated October 27, 1997.



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CWABS, Inc.


                           By:   /s/ David Walker
                               ----------------------------
                                 David Walker
                                 Vice President


Dated:  October 27, 1997



                                Exhibit Index
                                -------------

Exhibit                                                                Page
-------                                                                ----

1.   CWABS, Inc. Asset Backed Certificates, Series 1997-3, Statement to
     Certificateholders dated October 27, 1997.                          3



                                  EXHIBIT 1




                                                     Payment Date:  10/27/97

The Bank of New York
101 Barclay Street, 12E
New York, NY 10286
Attn: Leslie Gaskill, MBS Unit
(212) 815-2973

                     COUNTRYWIDE ASSET BACKED SECURITIES, INC.
                     ASSET-BACKED CERTIFICATES, SERIES 1997-3


                                       Current Payment Information
Class Information
                       Beginning     Pass Thru    Principal       Interest      Interest     Applied Realized  Ending Certificate
Class  Code  Name     Cert. Bal.       Rate       Dist. Amt.     Dist. Amt.   Carryforward   Loss Amount            Balance
             AF-1    30,001,898.62   6.575000%    385,181.90     164,385.40       0.00         0.00              29,616,716.72
             AF-2    26,540,000.00   6.670000%          0.00     147,518.17       0.00         0.00              26,540,000.00
             AF-3    12,110.000.00   7.185999%          0.00      71,609.54       0.00         0.00              12,110,000.00
             AF-4    10,000,000.00   6.885000%          0.00      57,375.00       0.00         0.00              10,000,000.00
             MF-1     3,480,000.00   7.160000%          0.00      20,764.00       0.00         0.00               3,480,000.00
             MF-2     2,610,000.00   7.360000%          0.00      16,008.00       0.00         0.00               2,610,000.00
              BF      1,740,000.00   7.665000%          0.00      11,114.25       0.00         0.00               1,740,000.00
             AV-1   159,253,485.00   5.887500%  1,844,178.04     833,426.58       0.00         0.00             157,409,307.00
             MV-1    11,340.000.00   6.047500%          0.00      60,958.80       0.00         0.00              11,340,000.00
             MV-2    10,395,000.00   6.247500%          0.00      57,726.90       0.00         0.00              10,395,000.00
              BV      5,670,000.00   6.687500%          0.00      33,705.00       0.00         0.00               5,670,000.00
              R               0.00       N/A             N/A           0.00        N/A          N/A                       0.00
Totals        -     273,140,384.47              2,229,359.94   1,475,591.64       0.00         0.00             270,911,014.54



Class Information       Original Certificate Information                 Factors per $1,000
                     Original       Pass Thru      Cusip      Principal        Interest	        Ending
Type     Name       Cert. Bal.        Rate         Number        Dist.           Dist.	       Cert. Bal
FIX      AF-1     30,520,000.00    6.575000%     126671AW6    12.62063891     5.38615344      970.40356218
FIX      AF-2     26,540,000.00    6.670000%     126671AL0     0.00000000     5.55833333      1000.00000000
FIX      AF-3     12,110.000.00    7.185999%     126671AM8     0.00000000     5.99583333      1000.00000000
FIX      AF-4     10,000,000.00    6.885000%     126671AN6     0.00000000     5.73750000      1000.00000000
FIX      MF-1      3,480,000.00    7.160000%     126671AP1     0.00000000     5.96666667      1000.00000000
FIX      MF-2      2,610,000.00    7.360000%     126671AQ9     0.00000000     6.13333333      1000.00000000
FIX       BF       1,740,000.00    7.665000%     126671AR7     0.00000000     6.38750000      1000.00000000
FIX      AV-1    161,595,000.00    5.887500%     126671AS5    11.41234590     5.15750225       974.09763804
FLT      MV-1     11,340.000.00    6.047500%     126671AT3     0.00000000     5.37555556      1000.00000000
FLT      MV-2     10,395,000.00    6.247500%     126671AU0     0.00000000     5.55333333      1000.00000000
FLT       BV       5,670,000.00    6.687500%     126671AV8     0.00000000     5.94444444      1000.00000000
Totals     -     276,000,000.00        -              -        8.07739107     5.34634651    981.56168310538


                  COLLATERAL INFORMATION

                 Group 1
Beginning Principal Balance                 86,661,328.70
Scheduled Principal Payment                     81,808.23
Prepayment Amount                              101,004.27
Ending Principal Balance                    86,478,516.20

Extra Principal Distribution Amount            202,369.40
Net Mortgage Rate                               0.798692%
Cumulative Applied Realized Loss Amounts             0.00
Trigger Event                            Has not Occurred
Targeted Overcollateralization Amount          873,383.41
Ending Overcollateralization Amount            381,799.49*

                 Group 2
Beginning Principal Balance                186,963,090.47
Scheduled Principal Payment                    104,728.06
Prepayment Amount                            1,373,270.27
Ending Principal Balance                   185,485,092.14

Extra Principal Distribution Amount            366,179.71
Net Mortgage Rate                               0.723702%
Cumulative Applied Realized Loss Amounts             0.00
Trigger Event                            Has not Occurred
Targeted Overcollateralization Amount        3,063,393.72
Ending Overcollateralization Amount            670,784.32*

                             FEES & ADVANCES

                                                     Group 1         Group 2
Monthly master servicer fees paid                  36,095.77       76,843.08
Advances included in this distribution	           23,756.13       25,066.11

      TOTAL REO INFORMATION
                                                     Group 1         Group 2
Total Number of REO Properties                             1               0
Total Principal Balance of REO Properties             68,556               0

                    LIQUIDATION AND LOSSES INFORMATION

                                                           Group 1     Group 2
Liquidated Loan #                                                0           0
  Stated Principal Balance                                    0.00        0.00
  Realized Losses                                             0.00        0.00

Liquidated Loan #                                                0           0
  Stated Principal Balance                                    0.00        0.00
  Realized Losses                                             0.00        0.00

Aggregate Stated Principal Balance of all Liquidated Loan     0.00        0.00

               GROUP 1 DELINQUENCY INFORMATION

        Period         Loan Count           Ending Stated Balance
        1 month                33                    1,729,481.09
        2 months                5                      361,948.69
       3+ months                3                      151,183.79
      Foreclosure               4                      189,750.49
         Totals                45                    2,432.364.06

               GROUP 2 DELINQUENCY INFORMATION

         Period        Loan Count            Ending Stated Balance
        1 month                34                     2,288,589.75
        2 months                6                       457,723.75
       3+ months                0                             0.00
      Foreclosure               3                       147,900.00
         Totals                43                     2,894,213.70

                          NEW REO INFORMATION

(Mortgage Loans that became REO Properties during the preceeding calendar month)

        Loan Number            Loan Group           Stated Principal Balance
            1702057                     1                          68,555.95
                  0                     1                               0.00
                  0                     2                               0.00
                  0                     2                               0.00